Exhibit 99.1

      Certification Pursuant to 18 U.S.C. 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Report of Mutual of America Institutional Funds, Inc. (the "Institutional Funds") on Form N-CSR for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Manfred Altstadt, Senior Executive Vice President and Treasurer of the Institutional Funds, certify that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Institutional Funds.

Dated: March 14, 2003

                                     /s/ MANFRED ALTSTADT*
                                     -------------------------------------------
                                     Manfred Altstadt
                                     Senior Executive Vice
                                     President and Treasurer of
                                     Mutual of America Institutional Funds, Inc.

   * Due to a medical disability, the President of registrant is unable to sign this Certification. Mr. Altstadt is the second ranking executive officer.

                                                                    Exhibit 99.1

Certification Pursuant to 18 U.S.C. 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Report of Mutual of America Institutional Funds, Inc. (the "Institutional Funds") on Form N-CSR for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John R. Greed, Executive Vice President and Chief Financial Officer of the Institutional Funds, certify that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Institutional Funds.

Dated: March 14, 2003

                                     /s/ JOHN R. GREED
                                     -------------------------------------------
                                     John R. Greed,
                                     Executive Vice President and
                                     Chief Financial Officer of
                                     Mutual of America Institutional Funds, Inc.